Exhibit 99.1

Essent Group Ltd. Reports Third Quarter 2015 Results

HAMILTON, Bermuda--(BUSINESS WIRE)--November 5, 2015--Essent Group Ltd. (NYSE: ESNT) today reported net income for the quarter ended September 30, 2015 of $40.8 million or $0.44 per diluted share, compared to $25.1 million or $0.29 per diluted share for the quarter ended September 30, 2014. As of September 30, 2015, Essent had primary insurance in force of $62.1 billion and consolidated stockholders’ equity of $1.08 billion.

“We had another strong quarter of operating performance and producing high quality and growing earnings for our shareholders,” said Mark Casale, Chairman and Chief Executive Officer. “As managers of long term mortgage credit risk, we are pleased with the growth and credit performance of our insured portfolio, as well as the returns that we are generating for our shareholders.”

Financial Highlights:

  Insurance in force as of September 30, 2015 was $62.1 billion, compared to $57.4 billion as of June 30, 2015 and $46.4 billion as of September 30, 2014.
  Flow new insurance written for the third quarter was $7.4 billion, compared to $7.2 billion in the second quarter of 2015 and $7.3 billion in the third quarter of 2014.
  Net premiums earned for the third quarter were $83.7 million, compared to $78.4 million in the second quarter of 2015 and $60.3 million in the third quarter of 2014.
  The expense ratio for the third quarter was 34.3%, compared to 34.6% in the second quarter of 2015 and 40.6% in the third quarter of 2014.
  The provision for losses and LAE for the third quarter was $3.4 million, compared to $2.3 million in the second quarter of 2015 and $1.4 million in the third quarter of 2014.
  The percentage of loans in default as of September 30, 2015 was 0.29%, compared to 0.23% as of June 30, 2015 and 0.15% as of September 30, 2014.
  The combined ratio for the third quarter was 38.4%, compared to 37.6% in the second quarter of 2015 and 42.9% in the third quarter of 2014.
  The consolidated balance of cash and investments at September 30, 2015 was $1.3 billion, including cash and investment balances at Essent Group Ltd. of $69.3 million.
  The combined risk to capital ratio of the US mortgage insurance business, which includes statutory capital for both Essent Guaranty, Inc. and Essent Guaranty of PA, Inc., was 15.4:1 as of September 30, 2015.
  Essent Reinsurance Ltd. participated in Freddie Mac’s Agency Credit Insurance Structure (“ACIS”) 2015-6 transaction and reinsured a total of $5.5 million of risk that Freddie Mac had retained as part of its STACR 2015-DNA1 transaction. Essent Reinsurance Ltd. also participated in Fannie Mae’s Credit Insurance Risk Transfer (“CIRT”) 2015-2 and 2015-3 transactions, reinsuring $20.3 million and $28.2 million respectively in those transactions.

Conference Call

Essent management will hold a conference call at 10:00 AM Eastern time today to discuss its results. The conference call will be broadcast live over the Internet at http://ir.essentgroup.com/investors/webcasts-and-presentations/event-calendar/default.aspx. The call may also be accessed by dialing 877-201-0168 inside the U.S., or 647-788-4901 for international callers, using passcode 55727695 or by referencing Essent.

A replay of the webcast will be available on the Essent website approximately two hours after the live broadcast ends for a period of one year. A replay of the conference call will be available approximately two hours after the call ends for a period of two weeks, using the following dial-in numbers and passcode: 855-859-2056 inside the U.S., or 404-537-3406 for international callers, passcode 55727695.

In addition to the information provided in the company's earnings news release, other statistical and financial information, which may be referred to during the conference call, will be available on Essent's website at http://ir.essentgroup.com/investors/financial-information/quarterly-financial-supplements/default.aspx.

Forward-Looking Statements

This press release may include “forward-looking statements” which are subject to known and unknown risks and uncertainties, many of which may be beyond our control. Forward-looking statements generally can be identified by the use of forward-looking terminology such as "may," "plan," "seek," "comfortable with," "will," "expect," "intend," "estimate," "anticipate," "believe" or "continue" or the negative thereof or variations thereon or similar terminology. Actual events, results and outcomes may differ materially from our expectations due to a variety of known and unknown risks, uncertainties and other factors. Although it is not possible to identify all of these risks and factors, they include, among others, the following: changes in or to Fannie Mae and Freddie Mac (the “GSEs”), whether through Federal legislation, restructurings or a shift in business practices; failure to continue to meet the mortgage insurer eligibility requirements of the GSEs; competition for customers; lenders or investors seeking alternatives to private mortgage insurance; an increase in the number of loans insured through Federal government mortgage insurance programs, including those offered by the Federal Housing Administration; decline in new insurance written and franchise value due to loss of a significant customer; decline in the volume of low down payment mortgage originations; the definition of "Qualified Mortgage" reducing the size of the mortgage origination market or creating incentives to use government mortgage insurance programs; the definition of "Qualified Residential Mortgage" reducing the number of low down payment loans or lenders and investors seeking alternatives to private mortgage insurance; the implementation of the Basel III Capital Accord discouraging the use of private mortgage insurance; a decrease in the length of time that insurance policies are in force; uncertainty of loss reserve estimates; deteriorating economic conditions; non-U.S. operations becoming subject to U.S. Federal income taxation; becoming considered a passive foreign investment company for U.S. Federal income tax purposes; and other risks and factors described in Part I, Item 1A “Risk Factors” of our Annual Report on Form 10-K for the year ended December 31, 2014 filed with the Securities and Exchange Commission on February 27, 2015. Any forward-looking information presented herein is made only as of the date of this press release, and we do not undertake any obligation to update or revise any forward-looking information to reflect changes in assumptions, the occurrence of unanticipated events, or otherwise.

Non-GAAP Financial Measures

In presenting Essent Group Ltd.’s results, management has included financial measures, including adjusted book value per share, that are not calculated under standards or rules that comprise accounting principles generally accepted in the United States (“GAAP”). Such measures are referred to as “non-GAAP measures.” These non-GAAP measures may be defined or calculated differently by other companies. Management believes these measures allow for a more complete understanding of the underlying business. These measures are used to monitor our results and should not be viewed as a substitute for those determined in accordance with GAAP. Reconciliations of such measures to the most comparable GAAP figures are included in the attached financial supplement in accordance with Regulation G.

About the Company

Essent Group Ltd. (NYSE: ESNT) is a Bermuda-based holding company (collectively with its subsidiaries, “Essent”) which, through its wholly-owned subsidiary Essent Guaranty, Inc., offers private mortgage insurance for single-family mortgage loans in the United States. Essent provides private capital to mitigate mortgage credit risk, allowing lenders to make additional mortgage financing available to prospective homeowners. Headquartered in Radnor, Pennsylvania, Essent Guaranty, Inc. is licensed to write mortgage insurance in all 50 states and the District of Columbia, and is approved by Fannie Mae and Freddie Mac. Essent also offers mortgage-related insurance and reinsurance through its Bermuda-based subsidiary, Essent Reinsurance Ltd. Additional information regarding Essent may be found at www.essentgroup.com and www.essent.us.

Essent Group Ltd. and Subsidiaries
Financial Results and Supplemental Information (Unaudited)
Quarter Ended September 30, 2015

Exhibit A	Condensed Consolidated Statements of Comprehensive Income (Unaudited)
Exhibit B	Condensed Consolidated Balance Sheets (Unaudited)
Exhibit C	Historical Quarterly Data
Exhibit D	New Insurance Written
Exhibit E	Insurance in Force and Risk in Force
Exhibit F	Other Risk in Force
Exhibit G	Portfolio Vintage Data
Exhibit H	Portfolio Geographic Data
Exhibit I	Defaults, Reserve for Losses and LAE, and Claims
Exhibit J	Investment Portfolio
Exhibit K	Insurance Company Capital
Exhibit L	Reconciliation of Non-GAAP Financial Measure - Adjusted Book Value per Share

Exhibit A

Essent Group Ltd. and Subsidiaries
Condensed Consolidated Statements of Comprehensive Income (Unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
(In thousands, except per share amounts)	2015	2014	2015	2014
Revenues:
Net premiums written	$97,478	$77,862	$272,134	$193,559
Increase in unearned premiums	(13,784)	(17,539)	(35,041)	(38,144)
Net premiums earned	83,694	60,323	237,093	155,415
Net investment income	5,322	3,405	14,322	8,383
Realized investment gains, net	548	151	1,765	619
Other income	2,172	742	2,634	2,308
Total revenues	91,736	64,621	255,814	166,725

Losses and expenses:
Provision for losses and LAE	3,393	1,391	7,706	3,259
Other underwriting and operating expenses	28,714	24,469	83,360	71,576
Total losses and expenses	32,107	25,860	91,066	74,835

Income before income taxes	59,629	38,761	164,748	91,890
Income tax expense	18,808	13,691	51,896	32,259
Net income	$40,821	$25,070	$112,852	$59,631

Earnings per share:
Basic	$0.45	$0.30	$1.25	$0.72
Diluted	0.44	0.29	1.23	0.70

Weighted average shares outstanding:
Basic	90,418	83,640	90,317	83,263
Diluted	91,841	85,028	91,678	84,811

Net income	$40,821	$25,070	$112,852	$59,631

Other comprehensive income (loss):
Change in unrealized appreciation (depreciation) of investments	4,260	(1,405)	380	3,989
Total other comprehensive income (loss)	4,260	(1,405)	380	3,989
Comprehensive income	$45,081	$23,665	$113,232	$63,620

Loss ratio	4.1%	2.3%	3.3%	2.1%
Expense ratio	34.3%	40.6%	35.2%	46.1%
Combined ratio	38.4%	42.9%	38.4%	48.2%

Exhibit B

Essent Group Ltd. and Subsidiaries
Condensed Consolidated Balance Sheets (Unaudited)

	September 30,	December 31,
(In thousands, except per share amounts)	2015	2014
Assets
Investments available for sale, at fair value
Fixed maturities	$1,118,914	$846,925
Short-term investments	121,600	210,688
Total investments	1,240,514	1,057,613
Cash	18,723	24,411
Accrued investment income	7,372	5,748
Accounts receivable	17,053	15,810
Deferred policy acquisition costs	11,229	9,597
Property and equipment (at cost, less accumulated depreciation of $41,646 in 2015 and $39,260 in 2014)	8,126	5,841
Prepaid federal income tax	107,412	59,673
Other assets	1,505	2,768

Total assets	$1,411,934	$1,181,461

Liabilities and Stockholders' Equity
Liabilities
Reserve for losses and LAE	$14,548	$8,427
Unearned premium reserve	191,989	156,948
Accrued payroll and bonuses	12,213	14,585
Net deferred tax liability	77,291	37,092
Securities purchased payable	28,115	227
Other accrued liabilities	11,542	8,444
Total liabilities	335,698	225,723

Commitments and contingencies

Stockholders' Equity
Common shares, $0.015 par value:
Authorized - 233,333; issued - 92,653 shares in 2015 and 92,546 shares in 2014	1,390	1,388
Additional paid-in capital	900,549	893,285
Accumulated other comprehensive income	5,047	4,667
Retained earnings	169,250	56,398
Total stockholders' equity	1,076,236	955,738

Total liabilities and stockholders' equity	$1,411,934	$1,181,461

Exhibit C

Essent Group Ltd. and Subsidiaries
Supplemental Information
Historical Quarterly Data

	2015			2014
Selected Income Statement Data	September 30	June 30	March 31	December 31	September 30	June 30	March 31
(In thousands, except per share amounts)
Revenues:
Net premiums written	$97,478	$92,399	$82,257	$83,219	$77,862	$63,505	$52,192

Net premiums earned	83,694	78,361	75,038	67,814	60,323	50,342	44,750
Other revenues (1)	8,042	5,706	4,973	4,928	4,298	3,941	3,071
Total revenues	91,736	84,067	80,011	72,742	64,621	54,283	47,821

Losses and expenses:
Provision for losses and LAE	3,393	2,314	1,999	3,049	1,391	966	902
Other underwriting and operating expenses	28,714	27,148	27,498	25,656	24,469	23,648	23,459
Total losses and expenses	32,107	29,462	29,497	28,705	25,860	24,614	24,361

Income before income taxes	59,629	54,605	50,514	44,037	38,761	29,669	23,460
Income tax expense	18,808	17,412	15,676	15,171	13,691	10,114	8,454
Net income	$40,821	$37,193	$34,838	$28,866	$25,070	$19,555	$15,006

Earnings per share:
Basic	$0.45	$0.41	$0.39	$0.34	$0.30	$0.23	$0.18
Diluted	0.44	0.41	0.38	0.33	0.29	0.23	0.18

Weighted average shares outstanding:
Basic	90,418	90,344	90,185	86,134	83,640	83,276	82,864
Diluted	91,841	91,674	91,514	87,950	85,028	84,706	84,696

Other Data:
Loss ratio (2)	4.1%	3.0%	2.7%	4.5%	2.3%	1.9%	2.0%
Expense ratio (3)	34.3%	34.6%	36.6%	37.8%	40.6%	47.0%	52.4%
Combined ratio	38.4%	37.6%	39.3%	42.3%	42.9%	48.9%	54.4%

(1) Other revenues include the change in the fair value of insurance and certain reinsurance policies issued by Essent Reinsurance Ltd. in connection with Freddie Mac’s ACIS program that are accounted for as derivatives under GAAP. The change in fair values of these policies was $1,258, ($391), ($749) and $78 in the three months ended September 30, 2015, June 30, 2015, March 31, 2015 and December 31, 2014, respectively.

(2) Loss ratio is calculated by dividing the provision for loss and LAE by net premiums earned.

(3) Expense ratio is calculated by dividing other underwriting and operating expenses by net premiums earned.

Exhibit C, continued

Essent Group Ltd. and Subsidiaries
Supplemental Information
Historical Quarterly Data

	2015			2014
Other Data, continued:	September 30	June 30	March 31	December 31	September 30	June 30	March 31
($ in thousands)

U.S. Mortgage Insurance Portfolio
Flow:
New insurance written	$7,384,654	$7,225,401	$5,346,820	$6,204,821	$7,283,169	$5,874,334	$3,630,573
New risk written	1,854,884	1,800,027	1,302,710	1,523,527	1,802,408	1,477,547	907,257

Bulk:
New insurance written	$204,867	$61,258	$—	$300,008	$1,506,529	$—	$—
New risk written	25,760	4,062	—	35,007	30,131	—	—

Total:
Average premium rate (4)	0.55%	0.57%	0.58%	0.56%	0.55%	0.54%	0.54%
New insurance written	$7,589,521	$7,286,659	$5,346,820	$6,504,829	$8,789,698	$5,874,334	$3,630,573
New risk written	$1,880,644	$1,804,089	$1,302,710	$1,558,534	$1,832,539	$1,477,547	$907,257
Insurance in force (end of period)	$62,141,406	$57,435,859	$53,253,632	$50,762,594	$46,428,526	$39,379,879	$34,778,057
Risk in force (end of period)	$15,229,575	$13,992,701	$12,891,462	$12,227,270	$11,152,497	$9,700,549	$8,493,862
Policies in force	282,671	261,996	242,477	229,721	209,841	175,773	154,451
Weighted-average coverage (5)	24.5%	24.4%	24.2%	24.1%	24.0%	24.6%	24.4%
Annual persistency	80.2%	80.3%	82.8%	86.4%	88.5%	89.1%	87.9%

Loans in default (count)	814	605	505	457	312	235	192
Percentage of loans in default	0.29%	0.23%	0.21%	0.20%	0.15%	0.13%	0.12%

Other Risk in Force
GSE Risk Share (6)	$118,073	$66,291	$63,533	$43,733	$28,398	$—	$—

(4) Average premium rate is calculated by dividing net premiums earned by average insurance in force for the period.

(5) Weighted-average coverage is calculated by dividing end of period risk in force by insurance in force.

(6) Essent Reinsurance Ltd. ("Essent Re") provides insurance or reinsurance in connection with Freddie Mac's Agency Credit Insurance Structure ("ACIS") program and covers the risk in force on the loans in the reference pools associated with STACR notes issued by Freddie Mac. Essent Re also provides reinsurance in connection with Fannie Mae's Credit Insurance Risk Transfer ("CIRT") program and covers the risk in force on the loans in reference pools acquired by Fannie Mae.

Exhibit D

Essent Group Ltd. and Subsidiaries
Supplemental Information
New Insurance Written: Flow

NIW by Credit Score
	Three Months Ended				Nine Months Ended
	September 30, 2015		September 30, 2014		September 30, 2015		September 30, 2014
($ in thousands)
>=760	$3,255,765	44.1%	$3,161,643	43.4%	$8,864,296	44.4%	$7,427,303	44.2%
740-759	1,197,552	16.2	1,189,598	16.3	3,257,712	16.3	2,790,779	16.6
720-739	1,016,419	13.8	1,051,260	14.4	2,859,595	14.3	2,446,079	14.6
700-719	815,726	11.0	778,524	10.7	2,088,333	10.5	1,783,235	10.6
680-699	621,126	8.4	637,821	8.8	1,647,611	8.3	1,443,347	8.6
<=679	478,066	6.5	464,323	6.4	1,239,328	6.2	897,333	5.4
Total	$7,384,654	100.0%	$7,283,169	100.0%	$19,956,875	100.0%	$16,788,076	100.0%

Weighted-average credit score	747		747		748		748

NIW by LTV
	Three Months Ended				Nine Months Ended
	September 30, 2015		September 30, 2014		September 30, 2015		September 30, 2014
($ in thousands)
85.00% and below	$803,370	10.9%	$952,873	13.1%	$2,506,565	12.6%	$2,060,257	12.3%
85.01% to 90.00%	2,582,442	35.0	2,419,571	33.2	6,915,908	34.6	5,636,695	33.6
90.01% to 95.00%	3,826,960	51.8	3,840,911	52.7	10,105,040	50.6	8,971,604	53.4
95.01% and above	171,882	2.3	69,814	1.0	429,362	2.2	119,520	0.7
Total	$7,384,654	100.0%	$7,283,169	100.0%	$19,956,875	100.0%	$16,788,076	100.0%

Weighted-average LTV	92%		92%		92%		92%

NIW by Product
	Three Months Ended				Nine Months Ended
	September 30, 2015		September 30, 2014		September 30, 2015		September 30, 2014
Single Premium policies		21.7%		19.9%		23.0%		19.1%
Monthly Premium policies		78.3		80.1		77.0		80.9
		100.0%		100.0%		100.0%		100.0%

NIW by Purchase vs. Refinance
	Three Months Ended				Nine Months Ended
	September 30, 2015		September 30, 2014		September 30, 2015		September 30, 2014
Purchase		85.8%		83.5%		78.7%		84.9%
Refinance		14.2		16.5		21.3		15.1
		100.0%		100.0%		100.0%		100.0%

Exhibit D, continued

Essent Group Ltd. and Subsidiaries
Supplemental Information
New Insurance Written: Bulk

NIW by Credit Score
	Three Months Ended				Nine Months Ended
	September 30, 2015		September 30, 2014		September 30, 2015		September 30, 2014
($ in thousands)
>=760	$153,281	74.8%	$490,981	32.6%	$201,990	75.9%	$490,981	32.6%
740-759	25,159	12.3	235,200	15.6	31,425	11.8	235,200	15.6
720-739	14,941	7.3	234,988	15.6	19,891	7.5	234,988	15.6
700-719	11,486	5.6	233,874	15.5	12,819	4.8	233,874	15.5
680-699	—	—	190,009	12.6	—	—	190,009	12.6
<=679	—	—	121,477	8.1	—	—	121,477	8.1
Total	$204,867	100.0%	$1,506,529	100.0%	$266,125	100.0%	$1,506,529	100.0%

Weighted-average credit score	773		737		774		737

NIW by LTV
	Three Months Ended				Nine Months Ended
	September 30, 2015		September 30, 2014		September 30, 2015		September 30, 2014
($ in thousands)
85.00% and below	$2,190	1.1%	$51,610	3.4%	$63,448	23.8%	$51,610	3.4%
85.01% to 90.00%	94,984	46.3	121,782	8.1	94,984	35.7	121,782	8.1
90.01% to 95.00%	107,693	52.6	717,853	47.7	107,693	40.5	717,853	47.7
95.01% and above	—	—	615,284	40.8	—	—	615,284	40.8
Total	$204,867	100.0%	$1,506,529	100.0%	$266,125	100.0%	$1,506,529	100.0%

Weighted-average LTV	91%		94%		89%		94%

NIW by Product
	Three Months Ended				Nine Months Ended
	September 30, 2015		September 30, 2014		September 30, 2015		September 30, 2014
Single Premium policies		100.0%		0.0%		100.0%		0.0%
Monthly Premium policies		—		100.0		—		100.0
		100.0%		100.0%		100.0%		100.0%

NIW by Purchase vs. Refinance
	Three Months Ended				Nine Months Ended
	September 30, 2015		September 30, 2014		September 30, 2015		September 30, 2014
Purchase		87.9%		85.8%		90.1%		85.8%
Refinance		12.1		14.2		9.9		14.2
		100.0%		100.0%		100.0%		100.0%

Exhibit E

Essent Group Ltd. and Subsidiaries
Supplemental Information
Insurance in Force and Risk in Force

Portfolio by Credit Score
Total IIF by FICO score	September 30, 2015		June 30, 2015		September 30, 2014
($ in thousands)
>=760	$29,034,420	46.7%	$27,079,306	47.2%	$22,859,418	49.2%
740-759	10,548,621	17.0	9,814,404	17.1	8,102,165	17.5
720-739	8,920,180	14.4	8,274,037	14.4	6,561,002	14.1
700-719	6,146,299	9.9	5,596,235	9.7	4,342,161	9.4
680-699	4,675,449	7.5	4,238,060	7.4	3,102,261	6.7
<=679	2,816,437	4.5	2,433,817	4.2	1,461,519	3.1
Total	$62,141,406	100.0%	$57,435,859	100.0%	$46,428,526	100.0%

Weighted-average credit score	751		751		754

Total RIF by FICO score	September 30, 2015		June 30, 2015		September 30, 2014
($ in thousands)
>=760	$7,066,840	46.4%	$6,557,638	46.9%	$5,490,591	49.2%
740-759	2,604,845	17.1	2,410,327	17.2	1,960,787	17.6
720-739	2,215,539	14.6	2,041,686	14.6	1,593,492	14.3
700-719	1,493,506	9.8	1,347,680	9.6	1,019,259	9.1
680-699	1,160,601	7.6	1,045,595	7.5	745,744	6.7
<=679	688,244	4.5	589,775	4.2	342,624	3.1
Total	$15,229,575	100.0%	$13,992,701	100.0%	$11,152,497	100.0%

Portfolio by LTV
Total IIF by LTV	September 30, 2015		June 30, 2015		September 30, 2014
($ in thousands)
85.00% and below	$7,119,316	11.5%	$6,801,098	11.9%	$5,581,330	12.0%
85.01% to 90.00%	21,345,266	34.3	19,751,418	34.4	16,358,760	35.2
90.01% to 95.00%	32,267,048	51.9	29,600,148	51.5	23,383,926	50.4
95.01% and above	1,409,776	2.3	1,283,195	2.2	1,104,510	2.4
Total	$62,141,406	100.0%	$57,435,859	100.0%	$46,428,526	100.0%

Weighted-average LTV	92%		92%		92%

Total RIF by LTV	September 30, 2015		June 30, 2015		September 30, 2014
($ in thousands)
85.00% and below	$799,556	5.2%	$761,349	5.4%	$621,083	5.6%
85.01% to 90.00%	5,064,459	33.3	4,676,693	33.4	3,859,783	34.6
90.01% to 95.00%	9,108,483	59.8	8,335,450	59.6	6,502,875	58.3
95.01% and above	257,077	1.7	219,209	1.6	168,756	1.5
Total	$15,229,575	100.0%	$13,992,701	100.0%	$11,152,497	100.0%

Portfolio by Loan Amortization Period
Total IIF by Loan Amortization Period	September 30, 2015		June 30, 2015		September 30, 2014
($ in thousands)
FRM 30 years and higher	$55,347,061	89.1%	$50,910,993	88.6%	$40,633,185	87.5%
FRM 20-25 years	1,477,612	2.4	1,434,585	2.5	1,208,777	2.6
FRM 15 years	2,709,749	4.3	2,683,327	4.7	2,555,323	5.5
ARM 5 years and higher	2,606,984	4.2	2,406,954	4.2	2,031,241	4.4
Total	$62,141,406	100.0%	$57,435,859	100.0%	$46,428,526	100.0%

Exhibit F

Essent Group Ltd. and Subsidiaries
Supplemental Information
Other Risk in Force

($ in thousands)	September 30, 2015	June 30, 2015	September 30, 2014

GSE Risk Share (1)	$118,073	$66,291	$28,398

Weighted-average credit score	754	758	761
Weighted-average LTV	76%	75%	75%

(1) Essent Reinsurance Ltd. ("Essent Re") provides insurance or reinsurance in connection with Freddie Mac's Agency Credit Insurance Structure ("ACIS") program and covers the risk in force on the loans in the reference pools associated with STACR notes issued by Freddie Mac. Essent Re also provides reinsurance in connection with Fannie Mae's Credit Insurance Risk Transfer ("CIRT") program and covers the risk in force on the loans in reference pools acquired by Fannie Mae.

Exhibit G

Essent Group Ltd. and Subsidiaries
Supplemental Information
Portfolio Vintage Data

				Insurance in Force as of September 30, 2015
Origination year	Original Insurance Written ($ in thousands)	Remaining Insurance in Force ($ in thousands)	% Remaining of Original Insurance	% Purchase	>90% LTV	>95% LTV	FICO < 700	FICO >= 760	% FRM

2010	$245,898	$54,224	22.1%	74.3%	41.6%	0.0%	2.9%	60.1%	98.7%
2011	3,229,720	968,945	30.0	74.1	40.8	0.1	4.6	56.3	94.2
2012	11,241,161	6,050,265	53.8	72.0	50.2	0.5	5.3	55.9	97.4
2013	21,152,638	14,491,552	68.5	76.1	54.0	1.8	7.8	51.3	96.7
2014	24,799,434	20,843,576	84.0	84.6	57.5	3.3	15.2	42.4	94.2
2015 (through September 30)	20,223,000	19,732,844	97.6	78.9	52.8	2.1	14.3	44.6	96.5
Total	$80,891,851	$62,141,406	76.8	79.4	54.2	2.3	12.1	46.7	95.8

Exhibit H

Essent Group Ltd. and Subsidiaries
Supplemental Information
Portfolio Geographic Data

IIF by State
	As of September 30, 2015	As of June 30, 2015	As of September 30, 2014
CA	9.8%	9.9%	10.4%
TX	8.3	8.3	8.3
FL	6.0	5.8	5.1
WA	4.6	4.6	4.1
IL	4.1	4.0	3.8
NC	3.9	4.0	4.0
NJ	3.4	3.4	3.4
GA	3.3	3.3	3.3
PA	3.3	3.3	3.5
MA	3.3	3.4	4.1
All Others	50.0	50.0	50.0
TOTAL	100.0%	100.0%	100.0%

RIF by State
	As of September 30, 2015	As of June 30, 2015	As of September 30, 2014
CA	9.3%	9.5%	10.0%
TX	8.6	8.6	8.4
FL	6.2	6.1	5.4
WA	4.8	4.7	4.2
IL	4.1	4.0	4.0
NC	4.0	4.1	4.3
GA	3.5	3.5	3.6
NJ	3.3	3.3	3.4
PA	3.2	3.2	3.3
AZ	3.2	3.2	3.3
All Others	49.8	49.8	50.1
TOTAL	100.0%	100.0%	100.0%

Exhibit I

Essent Group Ltd. and Subsidiaries
Supplemental Information
Defaults, Reserve for Losses and LAE, and Claims

Rollforward of Insured Loans in Default
	Three Months Ended		Nine Months Ended
	September 30,	September 30,	September 30,	September 30,
	2015	2014	2015	2014
Beginning default inventory	605	235	457	159
Plus: new defaults	562	237	1,328	555
Less: cures	(327)	(156)	(917)	(382)
Less: claims paid	(26)	(4)	(54)	(20)
Ending default inventory	814	312	814	312

Rollforward of Reserve for Losses and LAE
	Three Months Ended		Nine Months Ended
	September 30,	September 30,	September 30,	September 30,
($ in thousands)	2015	2014	2015	2014
Reserve for losses and LAE at beginning of period	$11,931	$4,506	$8,427	$3,070
Add provision for losses and LAE occurring in:
Current year	4,277	1,502	10,356	3,954
Prior years	(884)	(111)	(2,650)	(695)
Incurred losses during the period	3,393	1,391	7,706	3,259
Deduct payments for losses and LAE occurring in:
Current year	122	1	262	1
Prior years	654	214	1,323	646
Loss and LAE payments during the period	776	215	1,585	647
Reserve for losses and LAE at end of period	$14,548	$5,682	$14,548	$5,682

Claims
	Three Months Ended		Nine Months Ended
	September 30,	September 30,	September 30,	September 30,
	2015	2014	2015	2014
Number of claims paid	26	4	54	20
Total amount paid for claims (in thousands)	$750	$214	$1,530	$636
Average amount paid per claim (in thousands)	$29	$54	$28	$32
Severity	92%	108%	86%	73%

Exhibit I, continued

Essent Group Ltd. and Subsidiaries
Supplemental Information
Defaults, Reserve for Losses and LAE, and Claims

	As of September 30, 2015
	Number of Policies in Default	Percentage of Policies in Default	Amount of Reserves	Percentage of Reserves	Defaulted RIF	Reserves as a Percentage of RIF
($ in thousands)
Missed Payments:
Three payments or less	434	53%	$3,700	28%	$23,220	16%
Four to eleven payments	287	35	6,570	49	15,771	42
Twelve or more payments	79	10	2,484	19	3,414	73
Pending claims	14	2	589	4	590	100
Total	814	100%	13,343	100%	$42,995	31
IBNR			1,001
LAE			204
Total			$14,548

Average reserve per default:
Case			$16.4
Total			$17.9

Default Rate	0.29%

	As of December 31, 2014
	Number of Policies in Default	Percentage of Policies in Default	Amount of Reserves	Percentage of Reserves	Defaulted RIF	Reserves as a Percentage of RIF
($ in thousands)
Missed Payments:
Three payments or less	247	54%	$2,381	31%	$13,059	18%
Four to eleven payments	167	37	3,748	49	8,132	46
Twelve or more payments	34	7	1,147	15	1,510	76
Pending claims	9	2	424	5	419	101
Total	457	100%	7,700	100%	$23,120	33
IBNR			578
LAE			149
Total			$8,427

Average reserve per default:
Case			$16.8
Total			$18.4

Default Rate	0.20%

	As of September 30, 2014
	Number of Policies in Default	Percentage of Policies in Default	Amount of Reserves	Percentage of Reserves	Defaulted RIF	Reserves as a Percentage of RIF
($ in thousands)
Missed Payments:
Three payments or less	175	56%	$1,773	34%	$9,464	19%
Four to eleven payments	105	34	2,405	46	4,865	49
Twelve or more payments	26	8	788	15	1,042	76
Pending claims	6	2	226	5	223	101
Total	312	100%	5,192	100%	$15,594	33
IBNR			389
LAE			101
Total			$5,682

Average reserve per default:
Case			$16.6
Total			$18.2

Default Rate	0.15%

Exhibit J

Essent Group Ltd. and Subsidiaries
Supplemental Information
Investment Portfolio

Investment Portfolio by Asset Class
Asset Class	September 30, 2015		December 31, 2014
($ in thousands)	Fair Value	Percent	Fair Value	Percent
U.S. Treasury securities	$188,312	15.2%	$74,216	7.0%
U.S. agency securities	3,185	0.3	4,520	0.4
U.S. agency mortgage-backed securities	128,225	10.3	83,540	7.9
Municipal debt securities	277,535	22.4	195,546	18.5
Corporate debt securities	371,620	30.0	296,829	28.1
Mortgage-backed securities	55,261	4.4	66,086	6.3
Asset-backed securities	124,276	10.0	126,188	11.9
Money market funds	92,100	7.4	210,688	19.9
Total Investments	$1,240,514	100.0%	$1,057,613	100.0%

Investment Portfolio by Credit Rating
Rating (1)	September 30, 2015		December 31, 2014
($ in thousands)	Fair Value	Percent	Fair Value	Percent
Aaa	$553,986	44.7%	$545,807	51.6%
Aa1	58,689	4.7	47,792	4.5
Aa2	90,987	7.3	51,958	4.9
Aa3	71,243	5.7	48,261	4.6
A1	114,374	9.2	74,161	7.0
A2	108,041	8.7	67,413	6.4
A3	90,083	7.3	71,964	6.8
Baa1	72,507	5.9	60,399	5.7
Baa2	69,730	5.6	79,727	7.5
Baa3	10,469	0.9	10,131	1.0
Below Baa3	405	0.0	—	—
Total Investments	$1,240,514	100.0%	$1,057,613	100.0%

(1) Based on ratings issued by Moody's, if available. S&P rating utilized if Moody's not available.

Investment Portfolio by Duration and Book Yield
Effective Duration	September 30, 2015		December 31, 2014
($ in thousands)	Fair Value	Percent	Fair Value	Percent
< 1 Year	$280,418	22.6%	$332,399	31.4%
1 to < 2 Years	132,479	10.7	85,971	8.1
2 to < 3 Years	179,858	14.5	167,504	15.8
3 to < 4 Years	139,760	11.3	106,432	10.1
4 to < 5 Years	88,546	7.1	80,300	7.6
5 or more Years	419,453	33.8	285,007	27.0
Total Investments	$1,240,514	100.0%	$1,057,613	100.0%

Pre-tax investment income yield:
Three months ended September 30, 2015	1.94%
Nine months ended September 30, 2015	1.82%

Net cash and investments at holding company, Essent Group Ltd.:
($ in thousands)
As of September 30, 2015	$69,277
As of December 31, 2014	$126,327

Exhibit K

Essent Group Ltd. and Subsidiaries
Supplemental Information
Insurance Company Capital

	As of
	September 30, 2015	December 31, 2014
($ in thousands)
US Mortgage Insurance Business:
Combined statutory capital (1)	$864,790	$705,890

Combined net risk in force (2)	$13,316,327	$11,426,748

Risk to capital ratios: (3)
Essent Guaranty, Inc.	15.9:1	16.4:1
Essent Guaranty of PA, Inc.	10.6:1	14.6:1
Combined (4)	15.4:1	16.2:1

Essent Reinsurance Ltd. Mortgage Insurance Business:
Stockholder's equity (GAAP basis)	$212,189	$155,123

Net risk in force (2)	$2,016,977	$835,976

(1) Combined statutory capital equals the sum of statutory capital of Essent Guaranty, Inc. plus Essent Guaranty of PA, Inc., after eliminating the impact of intercompany transactions. Statutory capital is computed based on accounting practices prescribed or permitted by the Pennsylvania Insurance Department.

(2) Net risk in force represents total risk in force, net of reinsurance ceded and net of exposures on policies for which loss reserves have been established.

(3) The risk to capital ratio is calculated as the ratio of net risk in force to statutory capital.

(4) The combined risk to capital ratio equals the sum of the net risk in force of Essent Guaranty, Inc. and Essent Guaranty of PA, Inc. divided by the combined statutory capital.

Exhibit L

Essent Group Ltd. and Subsidiaries
Supplemental Information
Reconciliation of Non-GAAP Financial Measure - Adjusted Book Value per Share

We believe that long-term growth in Adjusted Book Value per Share is an important measure of our financial performance and is a measure used to determine vesting on certain restricted stock granted to senior management under the Company’s long-term incentive plan. Adjusted Book Value per Share is a financial measure that is not calculated under standards or rules that comprise accounting principles generally accepted in the United States (GAAP) and is referred to as a non-GAAP measure. Adjusted Book Value per Share may be defined or calculated differently by other companies. Adjusted Book Value per Share is one measure used to monitor our results and should not be viewed as a substitute for those measures determined in accordance with GAAP.

Adjusted Book Value per Share is calculated by dividing Adjusted Book Value by Common Shares and Share Units Outstanding. Adjusted Book Value is defined as consolidated stockholders’ equity of the Company, excluding accumulated other comprehensive income (loss) plus the proceeds, if any, from the assumed exercise of all "in-the-money" options, warrants and similar instruments. Common Shares and Share Units Outstanding is defined as total common shares outstanding plus all equity instruments (including restricted share units) issued to management and the Board of Directors and any "in-the-money" options, warrants and similar instruments. Accumulated other comprehensive income (loss) includes unrealized gains and losses that arise from changes in the market value of the Company’s investments that are classified as available for sale. The Company does not view these unrealized gains and losses to be indicative of our fundamental operating performance. As of September 30, 2015 and December 31, 2014, the Company does not have any options, warrants and similar instruments outstanding.

The following table sets forth the reconciliation of Adjusted Book Value to the most comparable GAAP amount as of September 30, 2015 and December 31, 2014 in accordance with Regulation G:

(In thousands, except per share amounts)	September 30, 2015	December 31, 2014

Numerator:
Total Stockholders' Equity (Book Value)	$1,076,236	$955,738

Subtract: Accumulated Other Comprehensive Income	5,047	4,667

Adjusted Book Value	$1,071,189	$951,071

Denominator:
Total Common Shares Outstanding	92,653	92,546

Add: Restricted Share Units Outstanding	535	664

Total Common Shares and Share Units Outstanding	93,188	93,210

Adjusted Book Value per Share	$11.49	$10.20

Source: Essent Group Ltd.

CONTACT:
Essent Group Ltd.
Media Contact
610-230-0556
media@essentgroup.com
or
Investor Relations Contact
Christopher G. Curran
Senior Vice President – Investor Relations
855-809-ESNT
ir@essentgroup.com